UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2019

Hash Labs Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 879-8896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2019, Hash Labs Inc. (the “Company”) entered into amendment no. 1 to the Company’s employment agreement with J. Mark Goode, the Company’s chief executive officer and director. Pursuant to the amendment, the Company’s obligation to issue additional shares of common stock as compensation to Mr. Goode was amended, such that, the Company issued to Mr. Goode 750,000 shares of common stock upon execution of the amendment, and the Company will have no further obligation to issue to Mr. Goode shares under the employment agreement. Mr. Goode will be required to return such 750,000 shares to the Company as follows:

•         Mr. Goode will return 500,000 of such shares to the Company if he is not serving as chief executive officer of the Company pursuant to the employment agreement as of May 17, 2020 (the second anniversary of the agreement); and

•         Mr. Goode will return 250,000 of such shares to the Company if he is not serving as chief executive officer of the Company pursuant to the employment agreement as of May 17, 2021 (the third anniversary of the agreement).

The foregoing description of the amendment to the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 5.02 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1             Amendment No. 1 to Employment Agreement between Hash Labs Inc. and J. Mark Goode

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HASH LABS INC.

Date: June 6, 2019	By:	/s/ J. Mark Goode
Name: J. Mark Goode
Title: Chief Executive Officer